UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2017

Date of reporting period: March 31, 2017

Item 1. Reports to Stockholders.

SCHARF FUNDS

Scharf Fund
Retail Class – LOGRX
Institutional Class – LOGIX

Scharf Balanced Opportunity Fund
Retail Class – LOGBX
Institutional Class – LOGOX

Scharf Global Opportunity Fund
Retail Class – WRLDX

Scharf Alpha Opportunity Fund
Retail Class – HEDJX

SEMI-ANNUAL REPORT
March 31, 2017

Scharf Investments, LLC

SCHARF FUNDS

TABLE OF CONTENTS

To Our Shareholders	2
Expense Examples	12
Sector Allocation of Portfolio Assets	14
Schedules of Investments	18
Statements of Assets and Liabilities	34
Statements of Operations	36
Statements of Changes in Net Assets	38
Statement of Cash Flows	44
Financial Highlights	45
Notes to Financial Statements	51
Notice to Shareholders	71
Householding	72
Approval of Investment Advisory Agreement	73
Privacy Notice	78

SCHARF FUNDS

TO OUR SHAREHOLDERS

PERFORMANCE AS OF 3/31/2017

SCHARF FUND
				Since	Since
	6	One	Three	Inception	Inception
Cumulative:	Months	Year	Year	12/30/11	1/28/15
Scharf Fund – Institutional Class	4.75%	7.70%	25.67%	90.44%	N/A
Scharf Fund – Retail Class	4.61%	7.41%	N/A	N/A	12.36%
S&P 500® Index	10.12%	17.17%	34.45%	110.21%	23.69%
(with dividends reinvested)
Annualized:
Scharf Fund – Institutional Class	—	—	7.91%	13.05%	N/A
Scharf Fund – Retail Class	—	—	N/A	N/A	5.52%
S&P 500® Index	—	—	10.37%	15.19%	10.29%
(with dividends reinvested)

SCHARF BALANCED OPPORTUNITY FUND

				Since	Since
	6	One	Three	Inception	Inception
Cumulative:	Months	Year	Year	12/31/12	1/21/16
Scharf Balanced Opportunity
Fund – Institutional Class	3.23%	7.01%	18.40%	45.29%	N/A
Scharf Balanced Opportunity
Fund – Retail Class	3.09%	6.73%	N/A	N/A	13.75%
Lipper Balanced Funds Index	4.86%	10.22%	17.07%	38.73%	17.94%
(with dividends reinvested)
Bloomberg Barclays
U.S. Aggregate Bond Index	-2.18%	0.44%	8.27%	8.03%	2.55%
S&P 500® Index	10.12%	17.17%	34.45%	81.21%	29.74%
(with dividends reinvested)
Annualized:
Scharf Balanced Opportunity
Fund – Institutional Class	—	—	5.79%	9.20%	N/A
Scharf Balanced Opportunity
Fund – Retail Class	—	—	N/A	N/A	11.41%
Lipper Balanced Funds Index	—	—	5.39%	8.01%	14.89%
(with dividends reinvested)
Bloomberg Barclays
U.S. Aggregate Bond Index	—	—	2.68%	1.84%	2.14%
S&P 500® Index	—	—	10.37%	15.03%	24.42%
(with dividends reinvested)

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SCHARF GLOBAL OPPORTUNITY FUND

			Since
		One	Inception
Cumulative:	6 Months	Year	10/14/14
Scharf Global Opportunity Fund	5.74%	12.96%	24.20%
MSCI All Country World Index (Net)	8.18%	15.04%	18.64%
Annualized:
Scharf Global Opportunity Fund	—	—	9.21%
MSCI All Country World Index (Net)	—	—	7.20%
SCHARF ALPHA OPPORTUNITY FUND
			Since
		One	Inception
Cumulative:	6 Months	Year	12/31/15
Scharf Alpha Opportunity Fund	-1.09%	-1.01%	1.05%
HFRX Equity Hedge Index	3.51%	5.90%	2.80%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.18%	0.44%	3.49%
S&P 500® Index (with dividends reinvested)	10.12%	17.17%	18.75%
Annualized:
Scharf Alpha Opportunity Fund	—	—	0.84%
HFRX Equity Hedge Index	—	—	2.23%
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	2.78%
S&P 500® Index (with dividends reinvested)	—	—	14.75%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-572-4273.

The gross expense ratios for the Scharf Fund Institutional Class, Scharf Fund Retail Class, Scharf Balanced Opportunity Fund Institutional Class, Scharf Balanced Opportunity Fund Retail Class, Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund are 1.25%, 1.49%, 1.51%, 1.78%, 2.05%, and 3.99%, respectively.  The net expense ratios for the Scharf Fund Institutional Class, Scharf Fund Retail Class, Scharf Balanced Opportunity Fund Institutional Class, Scharf Balanced Opportunity Fund Retail Class, Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund represent the percentages paid by investors and are 1.11%, 1.36%, 1.08%, 1.33%, 0.66%, and 2.54%, respectively, after fee waivers and expense reimbursements, including acquired fund fees and expenses, dividends on securities sold short and interest expense. Scharf Investments, LLC (the “Adviser”), the Funds’ investment adviser, has contractually agreed to waive fees through January 27, 2018 for the Scharf Fund, Scharf Balanced Opportunity Fund and Scharf Alpha Opportunity Fund. For the Global Opportunity Fund the 0.65% Expense Cap will remain in effect through January 27, 2018, after which the Expense Cap will increase to 1.50%.  The Scharf Fund charges a 2.00% redemption fee on redemptions or exchanges of fund shares that are made within 60 days of purchase. The Scharf Balanced Opportunity Fund, Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund charge a 2.00% redemption fee on redemptions or exchanges of fund shares that are made within 15 days of purchase. Had a fee been included, returns would be lower.

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Dear Fellow Shareholders,

For the fiscal six months ended March 31, 2017, the Scharf Fund Institutional Class and Retail Class returned 4.75% and 4.61%, respectively, compared to the 10.12% return for the S&P 500® Index (“S&P 500”).  The key contributors to relative performance for the period were Apple Inc., Priceline Group Inc., Berkshire Hathaway Inc. Class B, and Microsoft Corp.  The key detractors from relative performance were Nielsen PLC, CVS Health Corp., McKesson Corp., and Shire PLC ADR.  When looking over the past twelve months, the Scharf Fund Institutional Class and Retail Class returned 7.70% and 7.41%, respectively, compared to the 17.17% return for the S&P 500.

For the fiscal six months ended March 31, 2017, the Scharf Balanced Opportunity Fund Institutional Class and Retail Class returned 3.23% and 3.09%, respectively, compared to the 4.86% return for the Lipper Balanced Funds Index, -2.18% return for the Bloomberg Barclays U.S. Aggregate Bond Index, and 10.12% return for the S&P 500.  The key contributors to relative performance for the period were Apple Inc., Priceline Group Inc., Berkshire Hathaway Inc. Class B, and Oracle Corp.  The key detractors from relative performance for the period were Nielsen PLC, CVS Health Corp., McKesson Corp., and Shire PLC ADR.  When looking at the performance over the past twelve months, ended March 31, 2017, the Scharf Balanced Opportunity Fund Institutional Class and Retail Class returned 7.01% and 6.73%, respectively, compared to the 10.22% return for the Lipper Balanced Funds Index, 0.44% return for the Bloomberg Barclays U.S. Aggregate Bond Index, and 17.17% return for the S&P 500.

For the fiscal six months ended March 31, 2017, the Scharf Global Opportunity Fund returned 5.74% compared to the 8.18% return for the MSCI All Country World Index (Net).  The key contributors to relative performance for the period were Samsung Electronics Co., Ltd. Preferred, Apple Inc., Gentex Corp., and Oracle Corp. The key detractors from relative performance were Nielsen PLC, Shire PLC ADR, L Brands Inc., and CVS Health Corp.  When looking over the past twelve months, the Scharf Global Opportunity Fund has returned 12.96% compared to the 15.04% return of the MSCI All Country World Index (Net).

For the fiscal six months ended March 31, 2017, the Scharf Alpha Opportunity Fund returned -1.09% compared to the 3.51% return for the HFRX Equity Hedge Index, the -2.18% return for the Bloomberg Barclays U.S. Aggregate Bond Index, and 10.12% return for the S&P 500.  The key contributors to relative performance for the period were Apple Inc., Priceline Group Inc., Oracle Corp., and Berkshire Hathaway Inc. Class B. The key detractors from relative performance were Nielsen PLC, McKesson Corp., CVS Health Corp., and Shire PLC ADR. When looking over the past twelve months, the Scharf Alpha Opportunity Fund has returned -1.01% compared to the 5.90% return of the HFRX Equity Hedge Index, 0.44% return for the Bloomberg Barclays U.S. Aggregate Bond Index, and 17.17% return for the S&P 500.

While our mission is to add measurable value over the course of a market cycle, and not necessarily every quarter or year, it is still disappointing when our portfolios trail their respective benchmarks as they did over the last six and twelve month periods.  There are several factors that we believe resulted in “the perfect storm” for our investment strategy.  Despite 2016 starting with the worst two weeks in market history, the year ended on a strong note with most asset classes delivering positive returns.  This rally continued through the first quarter of 2017, resulting in what we believe is an expensive market.  It has now been more than 8 years since the S&P 500 troughed following the 2008 financial crisis, making this one

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of the longest bull markets on record.  By remaining price disciplined, our cash balances have grown larger as fewer companies have met our investment criteria.  While this has been a drag on recent performance, we would rather hold cash than take potential undue risk.  Our defensive positioning also led us to maintain a large concentration in health care related stocks which proved detrimental to performance.  The surprise victory of President Donald Trump provided rocket fuel for an already strengthening US dollar and catalyzed the strong outperformance of small-cap stocks and cyclical sectors to the detriment of high quality multinational growth stocks.  We also had a few otherwise very stable companies surprisingly miss quarterly earnings estimates.  In short, it was not a good year for our stocks.  As investors in the Funds ourselves, we are not pleased with these results but believe our disciplined investment approach and focus on higher quality companies leave us well-positioned to handle this aging bull market.

MARKET COMMENTARY

Market analysts pre-election: “Mr. Trump is going to cause a market crash!”  Market analysts post-election: “President Trump is the new President Reagan, stocks are going higher!”  The truth is always more nuanced than sound bites.  Proposals to reduce corporate taxes have long had bi-partisan support and are bullish for stocks and the economy.  Reducing unnecessary regulation is also positive.  Increased optimism and confidence will undoubtedly help boost demand.  Ideally, the new administration will establish well communicated policies and allow the free market to work its magic.

The complicated proposal for a “destination tax,” however, could have negative ramifications for the economy and individual companies.  Potential trade wars are also unequivocally a negative for economic growth.  The U.S. trade deficit is around $500 billion per year.  Foreign buyers generally recycle these dollars back into U.S. investments.  For years, this foreign investment has helped fund large annual budget deficits.  Ironically, if the U.S. were to reduce its trade deficit it would likely reduce foreign investment into the U.S. as well.  Meanwhile, additional U.S. fiscal stimulus combined with tax cuts would likely increase the budget deficit.  Since U.S. savings is not large enough to finance the budget deficit, in the absence of foreign investment, additional government spending would likely crowd out private sector spending and investment.  Thus, lowering the trade deficit while increasing the budget deficit may be difficult to achieve without a corresponding rise in the U.S. savings rate. This could have negative implications for short-term economic growth.  Regardless, investors would do well to focus on the fundamentals as the heightened uncertainty around ongoing U.S. policy makes any effect very difficult to gauge at this point.

Rather than focus on fundamentals, however, we believe investors in the first few months post-election were largely driven by hype.  The rush to buy stocks believed to benefit most from President Trump’s new policies resulted in a pronounced cyclical sector rotation, driving up prices for “Trump Stocks” in the Financial and Industrial sectors at the expense of “Non-Trump Stocks” in Technology and Health Care. To illustrate the simplicity of current investor psychology, contrast classic “Trump Stock” Caterpillar Inc. (“CAT”) with “Non-Trump Stock” Cerner Corp. (“CERN”).  Trump’s promise of massive infrastructure spending should bode well for companies in the construction industry while the repeal of the Affordable Care Act could be problematic for Cerner’s core hospital customer base.  The knee jerk investor reaction was to buy Caterpillar and sell Cerner.  The result was a 37% gain in 2016 for CAT compared

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to a loss of 21% for CERN.  While the future of government infrastructure spending remains uncertain, past government stimulus effects have generally been short-term in nature.  Nevertheless, CAT is a “Trump Stock” and for now is awarded a huge premium compared to CERN.  Meanwhile, CERN has exhibited higher earnings predictability and vastly superior earnings growth over many time periods.  We’ll take results over rhetoric.

	P/E	Value Line EPS	Annualized EPS Growth
Companies	Ratio	Predictability	1 Year	10 Years	20 Years
Caterpillar Inc. (CAT)	30	45	-5%	-5%	2%
Cerner Corp. (CERN)	20	100	11%	19%	21%

Source: Bloomberg; Best EPS, Best PE Ratio.  Data as of 12/31/2016. Example is for illustrative purposes only and is not representative of fund results. Actual results will differ.

Ride the Passive Train?

Source: Bernstein Research.

In 1999 the “hot” investment trends were technology and momentum funds.  Today it is index funds.  Index funds are now aggressively being sold by Wall Street with a new one popping up every day.  There are nearly five thousand indices which is five times as many as in 2012.  Passive funds now manage nearly $5.5 trillion, according to Morningstar.  Vanguard funds alone brought in $823 billion over the last three years compared to less than $100 billion for the rest of the mutual fund industry combined.  Vanguard now invests over $1 billion per day, 20 times what it invested in 2009.  Investment strategies that take on too much capital are doomed to fail, in our opinion.  Think of the massive investing in web-based companies in the late 1990s.  With passive funds so much larger today than they were in past bear markets, nobody knows how they will behave in the next downturn.  Hopefully, we won’t see a repeat of August 24, 2015 when ETFs were halted over 600 times and many plunged much more than the indexes they were designed to track.

We believe indexing is the lazy man’s way of investing.  Own a big basket of stocks and avoid the hard work of determining which companies are actually good investments—sounds easy,

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right?  Much like the student who cheats through college, passive investors hope to ride the coattails of investors who actually do the work.  Similarly, many professional managers own hundreds of stocks and charge high fees to basically track an index.  In the late 1980s half the assets in the active universe were highly differentiated from indexes, but by 2015 that level had shrunk to 24%, according to Martijn Cremers, a professor at the University of Notre Dame who cowrote a study entitled ‘How Active Is Your Fund Manager? A New Measure That Predicts Performance’.  This study found that managers with high active share historically outperformed the market and created value for investors.  Active share is the percentage of holdings in a manager’s portfolio that differ from the benchmark index; an active share of 0% is a perfectly indexed fund and an active share of 100% would mean a portfolio had zero overlap with an index.  Our portfolios consistently have high active share, which we believe positions us well for the long-term.

Over the long run, this passive trend has the potential to alter the efficiency of the market.  As indexing continues to grow, fewer people are actively participating in the market and setting prices.  Indexing is partially to blame for the weakening correlation between a company’s earnings and their stock price.  Importantly, index funds are not risk-free.  These funds hold no cash, purchase individual stocks indiscriminately with little sensitivity to valuations, and are 100% exposed to the downside of the market.  We believe that our active approach and carefully managed cash position provide an advantage over passive funds, particularly during periods of distress.

Wait for your Pitch

Ted Williams, one of the greatest baseball hitters of all time, wrote a book titled The Science of Hitting in which he breaks down his hitting zone based on pitch location.  A pitch in his sweet spot, for example, would allow him to bat .400, while a pitch down and inside would result in an average closer to .200.  The message is simple; swinging at better pitches dramatically improves outcomes.

In the current environment, we are reminded of the wisdom of Warren Buffet: “Wait for your Pitch.”  In baseball a hitter must eventually swing the bat or risk being called out on strikes.  Fortunately, there are no called strikes in investing.  An investor can look at thousands of companies and wait for one in their “sweet spot.”  Said differently, to improve our chances for success, we only swing at what we view as the “best pitches”.  In our case, this means faster growing companies at attractive valuations.  If we can’t find them, we simply don’t swing.  We believe the best pitches are currently in the Health Care, Consumer Discretionary and Information Technology sectors.  Not surprisingly, approximately two-thirds of the equity positions in our Funds are in those sectors.

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Ted Williams Hitting Zone	Scharf Investments Hitting Zone

Source: Scharf Investments, LLC. Example is for illustrative purposes only and is not representative of fund results. Actual results will differ.

Given our relatively high levels of cash, it may seem tempting to listen to those in the crowd yelling, “Swing, you bum!”  Nevertheless, we continue to wait for our pitch.

INVESTMENT STRATEGY

As we navigate the peaks and valleys of the market cycle, we are reminded of what it takes to win the Tour de France.  No cyclist needs to place first in all 21 stages to be crowned the champion.  Often, a cyclist who dominates the most grueling stages will win the race.  Similarly, by positioning our portfolio to potentially outperform in down markets, we remain confident that our process will deliver value through the market cycle.

While we are always mindful of how economic conditions and current events impact companies, macroeconomic forecasts are not the primary consideration in our decision-making process.  We focus the bulk of our energies on fundamental research and independent company analysis to identify securities which we believe are trading at significant discounts to fair value.  We use a bottom-up, valuation-oriented strategy because stocks with low valuation ratios have often outperformed stocks with higher valuation ratios over the long term.  By purchasing securities when they appear to be at a discount to fair value, we also hope to mitigate potential downside risk.  In addition, the firm maintains a limited number of portfolios, favoring quality over quantity.  We focus only on our best ideas as we believe owning too many stocks is counterproductive to enhancing risk/reward.  Finally, we are style box agnostic and search for compelling investments in companies large and small, foreign and domestic.  To that end, we are optimistic about the current portfolios and believe the Funds are well positioned for long-term investors.

Recent purchase, L Brands, Inc. (“LB”), represents one such example.  We feel LB has gotten swept up in the fears over the future of mall-based retail. While it is accurate that LB’s principal brands have a significant presence in U.S. shopping malls, the Victoria’s Secret, PINK and Bath & Body Works brands are extremely strong and well positioned relative to competitors.  And while “brick and mortar” retail selling is still at the heart of their businesses, online sales are significant and growing with approximately $2 billion in annual revenue.  We believe the strength of the core brands, management’s focus on margin opportunities, and

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significant opportunities in international markets will help drive future growth for the company.  Shares have historically traded between 13-21x earnings and at recent quarter-end traded at a valuation that offered 53% upside to its median high P/E and only 13% downside to its median low P/E. In addition, shares recently yielded just over 5%, particularly attractive for a company with an excellent history of growth, strong capital allocation practices, ample future growth opportunities, and some of the strongest brands in retail.

L Brands Favorability

Source: Value Line, Scharf Investments, LLC

Data as of 3/31/2017 Past performance does not guarantee future results.

IN CLOSING

For over 30 years, Scharf Investments, LLC has operated as an independent, employee-owned firm dedicated to providing the highest quality investment management services.  During this time, the firm has established a track record based on a disciplined investment approach.  That approach continues today with the Scharf Fund, the Scharf Balanced Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund.

One of our core beliefs has always been that our personal interests should be aligned with those of our clients.  As such, every member of our investment committee is invested alongside our clients.  On a personal level, as the first and one of the largest individual shareholders in each of the Funds, my family has a significant interest in the Funds’ success.  As a shareholder, I hope you take comfort in the knowledge that having our own money invested alongside yours will be a powerful motivator to sharpen our focus.

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We thank you for the trust and confidence you have placed in us.  We welcome your comments and questions.

Brian Krawez
President and Portfolio Manager

Active investing has higher management fees because of the manager’s increased level of involvement while passive investing has lower management and operating fees. Investing in both actively and passively managed mutual funds involves risk and principal loss is possible. Both actively and passively managed mutual funds generally have daily liquidity. There are no guarantees regarding the performance of actively and passively managed mutual funds. Actively managed mutual funds may have higher portfolio turnover than passively managed funds. Excessive turnover can limit returns and can incur capital gains.

Mutual fund investing involves risk.  Principal loss is possible.  The Scharf Global Opportunity Fund and the Scharf Alpha Opportunity Fund are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund.  Therefore, the Funds are more exposed to volatility than a diversified fund.  Diversification does not assure a profit, nor does it protect against a loss in a declining market.  The Funds may invest in securities representing equity or debt.  These securities may be issued by small- and medium-sized companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds may invest in foreign securities which involve greater volatility, political, economic and currency risks, and differences in accounting methods.  These risks are greater for emerging markets.  The Funds may invest in exchange-traded funds (“ETFs”) or mutual funds, the risks of owning either generally reflecting the risks of owning the underlying securities held by the ETF or mutual fund.  The Funds follow an investment style that favors relatively low valuations.  Investment in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.  The Scharf Alpha Opportunity Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Scharf Alpha Opportunity Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of the Fund, and money borrowed will be subject to interest costs.

Forward earnings and EPS Growth are not measures of the Funds’ future performance.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Lipper Balanced Funds Index is an index of open-end mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both equities and bonds.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

MSCI All Country World Index (Net) is a broad measure of stock performance throughout the world.

The HFRX Equity Hedge Index encompasses various equity hedge strategies, also known as long/short equity, that combine core long holdings of equities with short sales of stock, stock indices, related derivatives, or other financial instruments related to the equity markets.

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You cannot invest directly in an index.

Price to Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings.  Upside to historical median P/E and downside to historical median P/E are terms used to describe the adviser’s estimated reward and risk of an individual security.

Earnings Per Share is the percentage change in a firm’s earnings per share (EPS) over a specific period of time.

Correlation is a statistical measure that indicates the extent to which two or more variables fluctuate together.

Value Line is an independent investment research and financial publishing firm.

The information provided herein represents the opinion of the Funds’ manager, is subject to change at any time, is not guaranteed and should not be considered investment advice.

The Funds’ holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Must be preceded or accompanied by a prospectus.

The Scharf Funds are distributed by Quasar Distributors, LLC.

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EXPENSE EXAMPLES at March 31, 2017 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. The Scharf Fund, Scharf Balanced Opportunity Fund, Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund are no-load mutual funds. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Scharf Fund, the Scharf Balanced Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund at the beginning of the period and held for the entire period (10/1/16-3/31/17).

Actual Expenses
The first line of each table below provides information about actual account values and actual expenses, with actual net expenses being limited.  Per the operating expense limitation agreement, the actual net expenses are being limited to 1.09% and 1.34% for the Scharf Fund Institutional Class and Retail Class, respectively, 1.05% and 1.30% for the Scharf Balanced Opportunity Fund Institutional Class and Retail Class, respectively, 0.65% for the Scharf Global Opportunity Fund, and 1.00% for the Scharf Alpha Opportunity Fund.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Examples below include, but are not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transaction costs, such as sales charges (loads), redemption fees, or exchange fees.

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EXPENSE EXAMPLES at March 31, 2017 (Unaudited), Continued

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
Scharf Fund	10/1/16	3/31/17	10/1/16 - 3/31/17	Ratio*
Institutional Class
Actual	$1,000.00	$1,047.50	$5.46	1.07%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.60	$5.39	1.07%

Retail Class
Actual	$1,000.00	$1,046.10	$6.84	1.34%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.25	$6.74	1.34%

	Beginning	Ending	Expenses Paid	Annualized
Scharf Balanced	Account Value	Account Value	During Period*	Expense
Opportunity Fund	10/1/16	3/31/17	10/1/16 - 3/31/17	Ratio*
Institutional Class
Actual	$1,000.00	$1,032.30	$5.22	1.03%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.80	$5.19	1.03%

Retail Class
Actual	$1,000.00	$1,030.90	$6.58	1.30%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.45	$6.54	1.30%

	Beginning	Ending	Expenses Paid	Annualized
Scharf Global	Account Value	Account Value	During Period*	Expense
Opportunity Fund	10/1/16	3/31/17	10/1/16 - 3/31/17	Ratio*
Retail Class
Actual	$1,000.00	$1,057.40	$3.23	0.63%
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.79	$3.18	0.63%

	Beginning	Ending	Expenses Paid	Annualized
Scharf Alpha	Account Value	Account Value	During Period*	Expense
Opportunity Fund	10/1/16	3/31/17	10/1/16 - 3/31/17	Ratio*
Retail Class
Actual(1)	$1,000.00	$ 989.10	$11.46	2.31%
Hypothetical (5% return
before expenses)(1)	$1,000.00	$1,013.41	$11.60	2.31%

(1)	Excluding interest expense and dividends on short positions, your actual expenses would be $6.54 and your hypothetical expenses would be $6.64.
*
Expenses are equal to the Fund’s annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

SCHARF FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2017 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHARF BALANCED OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2017 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHARF GLOBAL OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2017 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHARF Alpha OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2017 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHARF FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited)

Shares	COMMON STOCKS – 82.52%	Value

	Auto Components – 2.73%
748,392	Gentex Corp.	$15,963,201

	Chemicals – 2.24%
42,235	Sherwin-Williams Co.	13,100,875

	Communications Equipment – 2.02%
137,000	Motorola Solutions, Inc.	11,812,140

	Diversified Financial Services – 5.58%
196,025	Berkshire Hathaway, Inc. – Class B (a)	32,673,447

	Energy Equipment & Services – 2.73%
204,896	Schlumberger, Ltd.	16,002,378

	Food & Staples Retailing – 6.83%
282,975	CVS Health Corp.	22,213,538
213,900	Walgreens Boots Alliance, Inc.	17,764,395
		39,977,933

	Health Care Equipment & Supplies – 0.44%
82,503	Smith & Nephew plc – ADR	2,551,818

	Health Care Providers & Services – 2.94%
116,200	McKesson Corp.	17,227,812

	Health Care Technology – 2.35%
233,627	Cerner Corp. (a)	13,748,949

	Insurance – 9.86%
354,740	American International Group, Inc.	22,146,418
204,441	Aon plc	24,265,102
86,650	Willis Towers Watson PLC	11,341,619
		57,753,139

	Internet & Direct Marketing Retail – 4.84%
15,917	Priceline Group, Inc. (a)	28,331,782

	IT Services – 3.12%
307,310	Cognizant Technology
	Solutions Corp. – Class A (a)	18,291,091

	Media – 3.99%
622,229	Comcast Corp. – Class A	23,389,588

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited), Continued

Shares	COMMON STOCKS – 82.52%, Continued	Value

	Multiline Retail – 2.60%
218,575	Dollar General Corp.	$15,241,235

	Pharmaceuticals – 5.38%
98,595	Allergan plc	23,556,317
107,504	Novartis AG – ADR	7,984,322
		31,540,639

	Road & Rail – 2.10%
35,244	Canadian Pacific Railway Ltd. (b)	5,178,048
83,200	Kansas City Southern	7,135,232
		12,313,280

	Software – 14.67%
443,439	Microsoft Corp.	29,204,893
754,359	Oracle Corp.	33,651,955
234,642	SAP SE – ADR	23,034,805
		85,891,653

	Specialty Retail – 3.50%
138,431	Advance Auto Parts, Inc.	20,523,780

	Technology Hardware,
	Storage & Peripherals – 4.60%
187,588	Apple, Inc.	26,948,892
	TOTAL COMMON STOCKS
	(Cost $410,962,979)	483,283,632

	PREFERRED STOCKS – 2.08%

	Semiconductors &
	Semiconductor Equipment – 2.08%
8,480	Samsung Electronics Co., Ltd. (c)	12,155,450
	TOTAL PREFERRED STOCKS
	(Cost $6,983,122)	12,155,450

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited), Continued

Shares	MONEY MARKET FUNDS – 15.06%	Value
88,212,020	First American Treasury
	Obligations Fund, Class Z, 0.60% (d)	$88,212,020
	TOTAL MONEY MARKET FUNDS
	(Cost $88,212,020)	88,212,020
	Total Investments in Securities
	(Cost $506,158,121) – 99.66%	583,651,102
	Other Assets in Excess of Liabilities – 0.34%	1,994,663
	TOTAL NET ASSETS – 100.00%	$585,645,765

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Foreign issuer.
(d)	Rate shown is 7-day annualized yield as of March 31, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited)

Shares	COMMON STOCKS – 58.36%	Value

	Auto Components – 2.11%
64,775	Gentex Corp.	$1,381,651

	Capital Markets – 0.37%
5,300	Oaktree Cap Group, LLC	240,090

	Chemicals – 1.62%
3,415	Sherwin-Williams Co.	1,059,299

	Communications Equipment – 1.36%
10,345	Motorola Solutions, Inc.	891,946

	Diversified Financial Services – 3.83%
15,055	Berkshire Hathaway, Inc. – Class B (a)	2,509,367

	Energy Equipment & Services – 1.71%
14,330	Schlumberger, Ltd.	1,119,173

	Food & Staples Retailing – 4.97%
23,025	CVS Health Corp.	1,807,462
17,490	Walgreens Boots Alliance, Inc.	1,452,545
		3,260,007

	Health Care Equipment & Supplies – 0.64%
13,605	Smith & Nephew plc – ADR	420,803

	Health Care Providers & Services – 2.00%
8,850	McKesson Corp.	1,312,101

	Health Care Technology – 1.75%
19,475	Cerner Corp. (a)	1,146,104

	Insurance – 6.43%
27,450	American International Group, Inc.	1,713,703
14,908	Aon plc	1,769,431
5,605	Willis Towers Watson plc	733,638
		4,216,772

	Internet & Direct Marketing Retail – 3.34%
1,229	Priceline Group, Inc. (a)	2,187,583

	IT Services – 2.18%
23,950	Cognizant Technology Solutions Corp. – Class A (a)	1,425,504

	Media – 3.03%
52,880	Comcast Corp. – Class A	1,987,759

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited), Continued

Shares	COMMON STOCKS – 58.36%, Continued	Value

	Multiline Retail – 1.88%
17,698	Dollar General Corp.	$1,234,082

	Pharmaceuticals – 3.97%
8,150	Allergan plc	1,947,198
8,844	Novartis AG – ADR	656,844
		2,604,042

	Road & Rail – 1.53%
3,405	Canadian Pacific Railway Ltd. (b)	500,262
5,835	Kansas City Southern	500,410
		1,000,672

	Software – 9.98%
34,659	Microsoft Corp.	2,282,642
58,700	Oracle Corp.	2,618,607
16,678	SAP SE – ADR	1,637,279
		6,538,528

	Specialty Retail – 2.46%
10,851	Advance Auto Parts, Inc.	1,608,769

	Technology Hardware,
	Storage & Peripherals – 3.20%
14,585	Apple, Inc.	2,095,281
	TOTAL COMMON STOCKS
	(Cost $31,506,575)	38,239,533

	PREFERRED STOCKS – 5.42%

	Closed-End Funds – 3.28%
42,653	GDL Fund – Series B	2,149,711

	Semiconductors &
	Semiconductor Equipment – 2.14%
980	Samsung Electronics Co., Ltd. (c)	1,404,757
	TOTAL PREFERRED STOCKS
	(Cost $3,000,765)	3,554,468

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited), Continued

Principal
Amount	CONVERTIBLE BONDS – 1.00%	Value

	Internet Software & Services – 1.00%
	Blucora, Inc.
$650,000	4.25%, 4/1/2019 (e)	$654,875
	TOTAL CONVERTIBLE BONDS
	(Cost $646,958)	654,875

	CORPORATE BONDS – 5.69%

	Chemicals – 0.13%
	Ecolab, Inc.
82,000	1.45%, 12/8/2017	81,923

	Computer and Electronic
	Product Manufacturing – 0.15%
	Digital Equipment Corp.
89,000	7.75%, 4/1/2023	99,845

	Diversified Telecommunication Services – 0.18%
	AT&T, Inc.
117,000	1.40%, 12/1/2017	116,924

	Food Products – 0.02%
	Campbell Soup Co.
10,000	3.05%, 7/15/2017	10,041

	Health Care Providers & Services – 0.01%
	Express Scripts Holding Co.
4,000	1.25%, 6/2/2017	3,999

	Insurance – 0.01%
	American International Group, Inc.
6,000	5.85%, 1/16/2018	6,192

	Internet & Direct Marketing Retail – 0.07%
	Amazon.com, Inc.
47,000	1.20%, 11/29/2017	46,995

	Internet Software & Services – 0.25%
	eBay, Inc.
167,000	1.35%, 7/15/2017	166,937

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited), Continued

Principal
Amount	CORPORATE BONDS – 5.69%, Continued	Value

	Media – 0.17%
	CBS Corp.
$77,000	1.95%, 7/1/2017	$77,057
	Comcast Corp.
31,000	5.875%, 2/15/2018	32,182
		109,239

	Petroleum and Coal Products Manufacturing – 1.64%
	Murphy Oil USA, Inc.
1,022,000	6.00%, 8/15/2023	1,075,655

	Securities and Commodity Contracts
	Intermediation and Brokerage – 2.92%
	Goldman Sachs Group, Inc.
2,281,000	4.00%, 6/1/2043 (d)	1,913,873

	Specialty Retail – 0.08%
	Advance Auto Parts, Inc.
50,000	5.75%, 5/1/2020	54,312

	Technology Hardware,
	Storage & Peripherals – 0.06%
	Apple, Inc.
41,000	1.30%, 2/23/2018	41,021
	TOTAL CORPORATE BONDS
	(Cost $3,418,797)	3,726,956

	MUNICIPAL BONDS – 2.97%
	California Health Facilities Financing Authority,
	Revenue Bonds, Chinese Hospital Association
10,000	3.00%, 6/1/2024, Series 2012	10,333
	California Health Facilities Financing
	Authority, Revenue Bonds, Persons
	with Developmental Disabilities
80,000	7.11%, 2/1/2021, Series 2011B	85,224
135,000	7.875%, 2/1/2026, Series 2011B	146,872
	California State, General Obligation, Highway Safety,
	Traffic Reduction, Air Quality and Port Security Bonds
65,000	6.509%, 4/1/2039, Series 2009B	75,208

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited), Continued

Principal
Amount	MUNICIPAL BONDS – 2.97%, Continued	Value
	California State, General Obligation, Various Purpose
$125,000	6.20%, 10/1/2019	$138,841
255,000	5.60%, 11/1/2020	285,595
570,000	6.65%, 3/1/2022, Series 2010	673,791
420,000	7.95%, 3/1/2036, Series 2010	484,886
	State of Michigan, General Obligation,
	School Loan and Refunding Bonds
40,000	6.95%, 11/1/2020, Series 2009A	46,935
	TOTAL MUNICIPAL BONDS
	(Cost $1,967,517)	1,947,685

Shares	MONEY MARKET FUNDS – 26.11%
17,109,102	First American Treasury
	Obligations Fund, Class Z, 0.60% (f)	17,109,102
	TOTAL MONEY MARKET FUNDS
	(Cost $17,109,102)	17,109,102
	Total Investments in Securities
	(Cost $57,649,714) – 99.55%	65,232,619
	Other Assets in Excess of Liabilities – 0.45%	296,112
	TOTAL NET ASSETS – 100.00%	$65,528,731

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Foreign issuer.
(d)	Variable rate security.
(e)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  Scharf Investments, LLC, the Fund's adviser, has determined that such security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust.  As of March 31, 2017, the value of this investment was $654,875 or 1.00% of total net assets.

(f)	Rate shown is 7-day annualized yield as of March 31, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited)

Shares	COMMON STOCKS – 86.61%	Value

	Auto Components – 2.35%
28,880	Gentex Corp.	$616,010
3,508	Nexen Corp. (b)	26,507
		642,517

	Biotechnology – 3.27%
5,130	Shire plc – ADR	893,800

	Chemicals – 3.23%
2,844	Sherwin-Williams Co.	882,180

	Diversified Financial Services – 4.38%
7,180	Berkshire Hathaway, Inc. – Class B (a)	1,196,762

	Energy Equipment & Services – 0.79%
2,765	Schlumberger, Ltd.	215,947

	Food & Staples Retailing – 6.49%
14,142	CVS Health Corp.	1,110,147
7,950	Walgreens Boots Alliance, Inc.	660,247
		1,770,394

	Food Products – 3.48%
12,342	Nestle SA – ADR	949,100

	Health Care Providers & Services – 5.33%
3,720	Anthem, Inc.	615,214
5,671	McKesson Corp.	840,782
		1,455,996

	Health Care Technology – 2.37%
11,006	Cerner Corp. (a)	647,703

	Household Products – 0.88%
125,700	Vinda International Holdings, Ltd. (b)	241,000

	Independent Power and Renewable
	Electricity Producers – 0.64%
10,675	Vistra Energy Corp. (a)	174,003

	Insurance – 6.59%
78,000	AIA Group Ltd. (b)	491,797
6,015	American International Group, Inc.	375,516
6,475	Aon plc	768,518
1,255	Willis Towers Watson plc	164,267
		1,800,098

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited), Continued

Shares	COMMON STOCKS – 86.61%, Continued	Value

	Internet & Direct Marketing Retail – 3.23%
496	Priceline Group, Inc. (a)	$882,865

	Internet Software & Services – 0.11%
210	Facebook, Inc. – Class A (a)	29,830

	IT Services – 7.12%
18,965	Cognizant Technology
	Solutions Corp. – Class A (a)	1,128,797
9,160	Visa, Inc. – Class A	814,049
		1,942,846

	Media – 3.40%
24,690	Comcast Corp. – Class A	928,097

	Multiline Retail – 0.51%
1,975	Dollar General Corp.	137,717

	Personal Products – 2.39%
87,640	Hengan International Group Co., Ltd. (b)	651,817

	Pharmaceuticals – 6.85%
5,550	Allergan plc	1,326,006
7,303	Novartis AG – ADR	542,394
		1,868,400

	Road & Rail – 3.61%
11,500	Kansas City Southern	986,240

	Software – 10.79%
17,635	Microsoft Corp.	1,161,441
37,575	Oracle Corp.	1,676,221
1,105	SAP SE – ADR	108,478
		2,946,140

	Specialty Retail – 3.84%
5,075	Advance Auto Parts, Inc.	752,419
6,249	L Brands, Inc.	294,328
		1,046,747

	Technology Hardware,
	Storage & Peripherals – 2.54%
4,831	Apple, Inc.	694,021

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited), Continued

Shares	COMMON STOCKS – 86.61%, Continued	Value

	Wireless Telecommunication Services – 2.42%
18,606	SoftBank Corp. – ADR	$660,699
	TOTAL COMMON STOCKS
	(Cost $21,756,815)	23,644,919

	PREFERRED STOCKS – 5.15%

	Auto Components – 0.07%
2,106	Nexen Corp. (b)	10,169
1,749	Nexen Tire Corp. (b)	8,712
		18,881

	Semiconductors &
	Semiconductor Equipment – 5.08%
968	Samsung Electronics Co., Ltd. (c)	1,387,556
	TOTAL PREFERRED STOCKS
	(Cost $962,465)	1,406,437

	WARRANTS – 1.70%

	Banks – 0.18%
1,080	JPMorgan Chase & Co.
	Expiration: October 28, 2018
	Exercise Price: $42.03	50,015

	Insurance – 1.52%
19,360	American International Group, Inc.
	Expiration: January 19, 2021
	Exercise Price: $44.29	413,723
	TOTAL WARRANTS
	(Cost $425,781)	463,738

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited), Continued

Shares	MONEY MARKET FUNDS – 8.07%	Value
2,202,343	First American Treasury
	Obligations Fund, Class Z, 0.60% (d)	$2,202,343
	TOTAL MONEY MARKET FUNDS
	(Cost $2,202,343)	2,202,343
	Total Investments in Securities
	(Cost $25,347,404) – 101.53%	27,717,437
	Liabilities in Excess of Other Assets – (1.53)%	(418,467)
	TOTAL NET ASSETS – 100.00%	$27,298,970

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Foreign issuer.
(d)	Rate shown is 7-day annualized yield as of March 31, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

COUNTRY ALLOCATION
Country	% of Net Assets
United States	81.4%
Switzerland	5.5%
Republic of Korea	5.2%
Hong Kong	2.7%
China	2.4%
Japan	2.4%
Germany	0.4%
100.0%

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited)

Shares	COMMON STOCKS – 93.44%	Value

	Auto Components – 3.51%
43,080	Gentex Corp. (c)	$918,896

	Chemicals – 3.33%
2,810	Sherwin-Williams Co. (c)	871,634

	Communications Equipment – 2.79%
8,470	Motorola Solutions, Inc. (c)	730,283

	Diversified Financial Services – 5.94%
9,326	Berkshire Hathaway, Inc. – Class B (a) (c)	1,554,458

	Energy Equipment & Services – 2.75%
9,214	Schlumberger, Ltd. (c)	719,613

	Food & Staples Retailing – 7.13%
13,200	CVS Health Corp. (c)	1,036,200
10,004	Walgreens Boots Alliance, Inc. (c)	830,832
		1,867,032

	Health Care Equipment & Supplies – 1.57%
13,331	Smith & Nephew plc – ADR (c)	412,328

	Health Care Providers & Services – 3.16%
5,585	McKesson Corp. (c)	828,032

	Health Care Technology – 2.62%
11,643	Cerner Corp. (a) (c)	685,191

	Insurance – 10.57%
16,425	American International Group, Inc. (c)	1,025,413
10,054	Aon plc (c)	1,193,309
4,187	Willis Towers Watson plc (c)	548,036
		2,766,758

	Internet & Direct Marketing Retail – 5.07%
745	Priceline Group, Inc. (a) (c)	1,326,078

	IT Services – 3.35%
14,757	Cognizant Technology Solutions Corp. – Class A (a)	878,337

	Media – 4.24%
29,524	Comcast Corp. – Class A (c)	1,109,807

	Multiline Retail – 2.10%
7,904	Dollar General Corp. (c)	551,146

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited), Continued

Shares	COMMON STOCKS – 93.44%, Continued	Value

	Pharmaceuticals – 6.37%
5,006	Allergan plc (c)	$1,196,033
6,364	Novartis AG – ADR (c)	472,654
		1,668,687

	Road & Rail – 3.79%
3,565	Canadian Pacific Railway Ltd. (b) (c)	523,770
5,470	Kansas City Southern (c)	469,107
		992,877

	Software – 15.94%
21,616	Microsoft Corp. (c)	1,423,630
36,591	Oracle Corp. (c)	1,632,325
11,395	SAP SE – ADR (c)	1,118,647
		4,174,602

	Specialty Retail – 3.50%
6,189	Advance Auto Parts, Inc. (c)	917,581

	Technology Hardware,
	Storage & Peripherals – 5.71%
9,322	Apple, Inc. (c)	1,339,199
170	Samsung Electronics Co., Ltd. (d)	155,975
		1,495,174
	TOTAL COMMON STOCKS
	(Cost $22,076,109)	24,468,514

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited), Continued

Shares	MONEY MARKET FUNDS – 5.75%	Value
1,505,937	First American Treasury
	Obligations Fund, Class Z, 0.60% (e)	$1,505,937
	TOTAL MONEY MARKET FUNDS
	(Cost $1,505,937)	1,505,937
	Total Investments in Securities
	(Cost $23,582,046) – 99.19%	25,974,451
	Other Assets in Excess of Liabilities – 0.81%	211,549
	TOTAL NET ASSETS – 100.00%	$26,186,000

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	All or a portion of the security has been segregated for open short positions.
(d)	Foreign issuer.
(e)	Rate shown is the 7-day annualized yield as of March 31, 2017.

SCHEDULE OF SECURITIES SOLD SHORT at March 31, 2017 (Unaudited)
Shares	EXCHANGE-TRADED FUNDS – 56.60%	Value
62,868	SPDR S&P 500 ETF Trust	$14,820,502
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $13,119,426)	$14,820,502

ETF	Exchange-Traded Fund

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

(This Page Intentionally Left Blank.)

SCHARF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2017 (Unaudited)

		Scharf Balanced
	Scharf Fund	Opportunity Fund
ASSETS
Investments in securities, at value (identified cost
$506,158,121 and $57,649,714, respectively)	$583,651,102	$65,232,619
Receivables:
Investments sold	1,681,214	47,062
Fund shares issued	873,237	189,525
Dividends and interest	710,705	123,930
Dividend tax reclaim	172,133	16,586
Prepaid expenses	41,900	22,491
Total assets	587,130,291	65,632,213
LIABILITIES
Payables:
Fund shares redeemed	665,827	5,025
Advisory fees	427,921	29,938
Shareholder servicing fees	153,289	7,881
Administration and fund accounting fees	107,991	27,558
Audit fees	10,459	10,473
12b-1 distribution fees	65,014	5,330
Custody fees	16,026	4,936
Transfer agent fees and expenses	17,904	6,509
Shareholder reporting	10,156	1,563
Chief Compliance Officer fee	2,237	2,236
Legal fees	2,890	2,033
Accrued other expenses	4,812	—
Total liabilities	1,484,526	103,482
NET ASSETS	$585,645,765	$65,528,731
CALCULATION OF NET ASSET VALUE PER SHARE
Institutional Shares
Net assets applicable to shares outstanding	$495,613,160	$57,417,643
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	11,711,190	1,843,212
Net asset value, offering and redemption price per share	$42.32	$31.15
Retail Shares
Net assets applicable to shares outstanding	$90,032,605	$8,111,088
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	2,134,462	260,978
Net asset value, offering and redemption price per share	$42.18	$31.08
COMPOSITION OF NET ASSETS
Paid-in capital	$512,194,691	$58,367,579
Undistributed net investment income	133,133	65,626
Accumulated net realized loss from
investments and foreign currency	(4,185,247)	(488,218)
Net unrealized appreciation on investments
and foreign currency	77,503,188	7,583,744
Net assets	$585,645,765	$65,528,731

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2017 (Unaudited)

	Scharf Global	Scharf Alpha
	Opportunity Fund	Opportunity Fund
ASSETS
Investments in securities, at value (identified cost
$25,347,404 and $23,582,046, respectively)	$27,717,437	$25,974,451
Cash	155,603	130,327
Deposits at broker for short securities	—	14,978,494
Receivables:
Investments sold	218,394	—
Fund shares issued	169,240	6,648
Dividends and interest	30,359	32,062
Dividend tax reclaim	7,336	5,055
Due from Adviser (Note 4)	7,604	744
Prepaid expenses	11,455	18,115
Total assets	28,317,428	41,145,896
LIABILITIES
Securities sold short (proceeds $13,119,426)	—	14,820,502
Payables:
Investments purchased	929,754	—
Shareholder servicing fees	3,628	3,861
Administration and fund accounting fees	14,980	14,316
Audit fees	9,722	9,735
12b-1 distribution fees	48,127	33,986
Custody fees	3,927	2,168
Transfer agent fees and expenses	3,534	2,921
Shareholder reporting	766	1,415
Chief Compliance Officer fee	2,237	2,237
Legal fees	1,783	2,367
Dividends on short positions	—	64,950
Accrued other expenses	—	1,438
Total liabilities	1,018,458	14,959,896
NET ASSETS	$27,298,970	$26,186,000
CALCULATION OF NET ASSET VALUE PER SHARE
Retail Shares
Net assets applicable to shares outstanding	$27,298,970	$26,186,000
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	972,589	1,084,110
Net asset value, offering and
redemption price per share	$28.07	$24.15
COMPOSITION OF NET ASSETS
Paid-in capital	$23,067,939	$25,803,933
Undistributed net investment income/(loss)	28,793	(131,757)
Accumulated net realized gain/(loss)
from investments and foreign currency	1,830,694	(177,511)
Net unrealized appreciation on investments,
securities sold short, and foreign currency	2,371,544	691,335
Net assets	$27,298,970	$26,186,000

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2017 (Unaudited)

		Scharf Balanced
	Scharf Fund	Opportunity Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and issuance
fees of $103,712 and $8,937, respectively)	$3,413,676	$426,932
Interest	132,770	160,083
Total income	3,546,446	587,015
Expenses
Advisory fees (Note 4)	2,890,300	310,119
Administration and fund accounting fees (Note 4)	219,847	51,693
Shareholder servicing fees – Institutional Class (Note 6)	188,256	22,437
Shareholder servicing fees – Retail Class (Note 6)	42,885	4,110
12b-1 distribution fees – Retail Class (Note 5)	112,725	10,268
Custody fees (Note 4)	43,649	13,770
Registration fees	36,203	22,659
Transfer agent fees and expenses (Note 4)	31,582	11,968
Reports to shareholders	14,363	1,088
Audit fees	10,484	10,473
Trustee fees	8,932	5,859
Miscellaneous expenses	8,887	2,535
Insurance expense	6,150	1,300
Chief Compliance Officer fee (Note 4)	4,489	4,489
Legal fees	4,253	3,830
Total expenses	3,623,005	476,598
Less: advisory fee waiver (Note 4)	(388,839)	(142,195)
Net expenses	3,234,166	334,403
Net investment income	312,280	252,612
REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
Net realized gain/(loss) on:
Investments	(1,990,425)	(428,339)
Foreign currency	(438)	(212)
Capital gain distributions from
regulated investment companies	382	96
Net change in unrealized appreciation on:
Investments	27,942,722	2,229,733
Foreign currency	12,328	1,203
Net realized and unrealized gain on
investments and foreign currency	25,964,569	1,802,481
Net Increase in Net Assets
Resulting from Operations	$26,276,849	$2,055,093

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2017 (Unaudited)

	Scharf Global	Scharf Alpha
	Opportunity Fund	Opportunity Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and issuance
fees of $4,759 and $3,973, respectively)	$150,747	$161,923
Interest	2,724	2,407
Total income	153,471	164,330
Expenses
Advisory fees (Note 4)	135,984	126,917
12b-1 distribution fees – Retail Class (Note 5)	34,339	32,050
Administration and fund accounting fees (Note 4)	27,570	26,471
Custody fees (Note 4)	13,527	11,606
Shareholder servicing fees – Retail Class (Note 6)	11,381	11,541
Registration fees	10,140	14,853
Audit fees	9,722	9,735
Transfer agent fees and expenses (Note 4)	6,652	6,374
Trustee fees	5,639	5,579
Chief Compliance Officer fee (Note 4)	4,489	4,489
Legal fees	4,092	3,616
Miscellaneous expenses	2,799	2,672
Insurance expense	957	680
Reports to shareholders	619	273
Total expenses before dividends and
interest expense on short positions	267,910	256,856
Dividends on short positions	—	153,301
Interest expense on short positions	—	15,864
Total expenses before advisory
fee waiver and expense reimbursement	267,910	426,021
Less: advisory fee waiver and
expense reimbursement (Note 4)	(180,982)	(129,934)
Net expenses	86,928	296,087
Net investment income/(loss)	66,543	(131,757)
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS, PURCHASED OPTIONS,
SECURITIES SOLD SHORT, AND FOREIGN CURRENCY
Net realized gain/(loss) on:
Investments	932,957	(268,756)
Purchased options	—	(23,424)
Securities sold short	—	(252,517)
Foreign currency	(961)	25
Capital gain distributions from
regulated investment companies	2	3
Net change in unrealized appreciation/(depreciation) on:
Investments	576,637	1,426,722
Purchased options	—	5,833
Securities sold short	—	(990,662)
Foreign currency	1,481	2
Net realized and unrealized gain/(loss) on investments,
purchased options, securities sold short, and foreign currency	1,510,116	(102,774)
Net Increase/(Decrease) in
Net Assets Resulting from Operations	$1,576,659	$(234,531)

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2017	Year Ended
	(Unaudited)	September 30, 2016
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$312,280	$652,053
Net realized gain/(loss) from investments
and foreign currency	(1,990,863)	4,164,183
Capital gain distributions from
regulated investment companies	382	—
Net change in unrealized appreciation/(depreciation) on:
Investments	27,942,722	41,125,046
Foreign currency	12,328	1,338
Net increase in net assets
resulting from operations	26,276,849	45,942,620
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class Shares	(836,345)	(226,106)
Retail Class Shares	—	(27,082)
From net realized gain on investments
Institutional Class Shares	—	(14,375,837)
Retail Class Shares	—	(1,867,560)
Total distributions to shareholders	(836,345)	(16,496,585)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(47,018,229)	158,253,313
Total increase/(decrease) in net assets	(21,577,725)	187,699,348
NET ASSETS
Beginning of period	607,223,490	419,524,142
End of period	$585,645,765	$607,223,490
Undistributed net investment income	$133,133	$657,198

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Institutional Class
	Six Months Ended
	March 31, 2017		Year Ended
	(Unaudited)		September 30, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,137,679	$46,214,708	5,195,996	$201,893,512
Shares issued on
reinvestments of distributions	20,558	828,692	372,564	14,541,157
Shares redeemed*	(2,024,073)	(82,130,246)	(2,875,023)	(110,603,303)
Net increase/(decrease)	(865,836)	$(35,086,846)	2,693,537	$105,831,366
* Net of redemption fees of		$1,695		$15,236

Retail Class
	Six Months Ended
	March 31, 2017		Year Ended
	(Unaudited)		September 30, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	173,898	$7,044,520	1,610,374	$62,530,416
Shares issued on
reinvestments of distributions	—	—	48,576	1,893,485
Shares redeemed*	(477,429)	(18,975,903)	(308,433)	(12,001,954)
Net increase/(decrease)	(303,531)	$(11,931,383)	1,350,517	$52,421,947
* Net of redemption fees of		$2,816		$6,269

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2017	Year Ended
	(Unaudited)	September 30, 2016
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$252,612	$248,863
Net realized gain/(loss) from investments
and foreign currency	(428,551)	1,091,773
Capital gain distributions from
regulated investment companies	96	—
Net change in unrealized appreciation/(depreciation) on:
Investments	2,229,733	2,857,003
Foreign currency	1,203	97
Net increase in net assets
resulting from operations	2,055,093	4,197,736
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	(365,561)	(119,730)
Retail Class	(48,151)	—
From net realized gain on investments
Institutional Class	(384,621)	(1,863,122)
Retail Class	(59,741)	—
Total distributions to shareholders	(858,074)	(1,982,852)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	3,856,530	11,196,731
Total increase in net assets	5,053,549	13,411,615
NET ASSETS
Beginning of period	60,475,182	47,063,567
End of period	$65,528,731	$60,475,182
Undistributed net investment income	$65,626	$226,726

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Institutional Class

	Six Months Ended
	March 31, 2017		Year Ended
	(Unaudited)		September 30, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	183,094	$5,576,479	408,657	$11,946,713
Shares issued on
reinvestments of distributions	24,887	745,357	66,833	1,970,898
Shares redeemed*	(112,647)	(3,425,557)	(317,351)	(9,465,549)
Net increase	95,334	$2,896,279	158,139	$4,452,062
* Net of redemption fees of		$—		$121

Retail Class
	Six Months Ended		January 21, 2016**
	March 31, 2017		to
	(Unaudited)		September 30, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	50,861	$1,541,508	241,419	$7,130,136
Shares issued on
reinvestments of distributions	3,607	107,892	—	—
Shares redeemed	(22,383)	(689,149)	(12,526)	(385,467)
Net increase	32,085	$960,251	228,893	$6,744,669

**	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2017	Year Ended
	(Unaudited)	September 30, 2016
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$66,543	$159,294
Net realized gain from investments,
and foreign currency	931,996	219,102
Capital gain distributions from
regulated investment companies	2	—
Net change in unrealized appreciation/(depreciation)
on investments and foreign currency	578,118	2,421,653
Net increase in net assets
resulting from operations	1,576,659	2,800,049
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(145,384)	(159,894)
From net realized gain on investments	(204,780)	(810,028)
Total distributions to shareholders	(350,164)	(969,922)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(1,371,720)	7,266,204
Total increase/(decrease) in net assets	(145,225)	9,096,331
NET ASSETS
Beginning of period	27,444,195	18,347,864
End of period	$27,298,970	$27,444,195
Undistributed net investment income	$28,793	$107,634

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2017		Year Ended
	(Unaudited)		September 30, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	44,137	$1,185,955	321,502	$8,266,274
Shares issued on
reinvestments of distributions	13,279	350,164	38,003	969,475
Shares redeemed*	(105,441)	(2,907,839)	(76,759)	(1,969,545)
Net increase/(decrease)	(48,025)	$(1,371,720)	282,746	$7,266,204
* Net of redemption fees of		$92		$—

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	December 31, 2015*
	March 31, 2017	to
	(Unaudited)	September 30, 2016
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(131,757)	$(122,449)
Net realized gain/(loss) from investments, purchased
options, securities sold short and foreign currency	(544,672)	157,892
Capital gain distributions from
regulated investment companies	3	—
Net change in unrealized appreciation
on investments, purchased options,
securities sold short and foreign currency	441,895	249,440
Net increase/(decrease) in net assets
resulting from operations	(234,531)	284,883
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments	(106,305)	—
Total distributions to shareholders	(106,305)	—
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	1,506,112	24,735,841
Total increase in net assets	1,165,276	25,020,724
NET ASSETS
Beginning of period	25,020,724	—
End of period	$26,186,000	$25,020,724
Undistributed net investment loss	$(131,757)	$—

(a)	A summary of share transactions is as follows:

	Six Months Ended		December 31, 2015*
	March 31, 2017		to
	(Unaudited)		September 30, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	194,127	$4,616,590	849,701	$20,652,162
Shares issued on
reinvestments of distributions	3,871	91,211	—	—
Shares issued in connection
with transfer in-kind	—	—	184,713	4,433,107
Shares redeemed	(134,233)	(3,201,689)	(14,069)	(349,428)
Net increase	63,765	$1,506,112	1,020,345	$24,735,841

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

STATEMENT OF CASH FLOWS For the Six Months Ended March 31, 2017 (Unaudited)

Increase/(decrease) in cash —

Cash flows from operating activities:
Net increase/(decrease) in net assets from operations	$(234,531)
Adjustments to reconcile net increase/(decrease) in
net assets from operations to net cash used in operating activities:
Purchases of investment securities	(3,875,112)
Proceeds for sales of investment securities	4,057,122
Proceeds on securities sold short	813,884
Closed short sale transactions	(1,898,024)
Proceeds for short-term investments, net	47,882
Increase in deposits at broker	(370,675)
Increase in dividends and interest receivable	(8,870)
Decrease in receivable for securities sold	908,607
Increase in due from Adviser	(265)
Increase in prepaid expenses and other assets	(6,063)
Decrease in payable for securities purchased	(1,064,435)
Decrease in payable for dividends on short positions	(6,767)
Increase in accrued administration fees	5,222
Increase in 12b-1 distribution and service fees	19,438
Increase in compliance fees	739
Decrease in custody fees	(540)
Increase in transfer agent fees and expenses	1,184
Decrease in other accrued expenses	(4,957)
Unrealized appreciation on securities	(441,893)
Net realized loss on investments	544,697
Net cash used in operating activities	(1,513,357)

Cash flows from financing activities:
Proceeds from shares sold	4,846,046
Payment on shares redeemed	(3,201,689)
Distributions paid in cash	(15,094)
Net cash provided by financing activities	1,629,263

Net increase in cash	115,906

Cash:
Beginning balance	14,421
Ending balance	$130,327

Supplemental information:
Non-cash financing activities not included herein consists of dividend
reinvestment of dividends and distributions	$91,211
Cash paid for interest	$15,864

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class

	Six Months						December 30,
	Ended						2011*
	March 31,						to
	2017		Year Ended September 30,				September 30,
	(Unaudited)		2016	2015	2014	2013	2012
Net asset value,
beginning of period	$40.47		$38.24	$39.00	$32.43	$27.47	$24.00

Income from
investment operations:
Net investment income^	0.03		0.06	0.03	0.05	0.05	0.14
Net realized and unrealized
gain on investments
and foreign currency	1.89		3.53	0.60	6.56	5.02	3.33
Total from
investment operations	1.92		3.59	0.63	6.61	5.07	3.47
Less distributions:
From net
investment income	(0.07)		(0.02)	(0.03)	(0.02)	(0.07)	—
From net realized
gain on investments	—		(1.34)	(1.36)	(0.02)	(0.04)	—
Total distributions	(0.07)		(1.36)	(1.39)	(0.04)	(0.11)	—
Paid-in capital from
redemption fees^#	0.00		0.00	0.00	0.00	0.00	0.00
Net asset value,
end of period	$42.32		$40.47	$38.24	$39.00	$32.43	$27.47

Total return	4.75	%‡	9.52%	1.62%	20.39%	18.55%	14.46	%‡

Ratios/supplemental data:
Net assets, end of
period (thousands)	$495,613		$508,930	$377,974	$188,453	$79,068	$37,878
Ratio of expenses
to average net assets:
Before fee waivers	1.20	%†	1.19%	1.26%	1.30%	1.46%	1.88	%†
After fee waivers	1.07	%†	1.05%	1.13%**	1.25%	1.25%	1.25	%†
Ratio of net investment
income/(loss) to
average net assets:
Before fee waivers	0.02	%†	0.02%	(0.05)%	0.08%	(0.05)%	0.07	%†
After fee waivers	0.15	%†	0.16%	0.08%	0.13%	0.16%	0.70	%†
Portfolio turnover rate	9.78	%‡	30.58%	33.85%	31.20%	36.51%	21.75	%‡

*	Commencement of operations.
**	Effective January 28, 2015, the adviser contractually agreed to lower the net annual operating expense limit to 1.09%.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Retail Class

	Six Months			January 28,
	Ended			2015*
	March 31,		Year Ended	to
	2017		September 30,	September 30,
	(Unaudited)		2016	2015
Net asset value, beginning of period	$40.32		$38.21	$38.85

Income from investment operations:
Net investment loss^	(0.02)		(0.05)	(0.02)
Net realized and unrealized gain/(loss)
on investments and foreign currency	1.88		3.52	(0.62)
Total from investment operations	1.86		3.47	(0.64)

Less distributions:
From net investment income	—		(0.02)	—
From net realized gain on investments	—		(1.34)	—
Total distributions	—		(1.36)	—
Paid-in capital from redemption fees^#	0.00		0.00	0.00
Net asset value, end of period	$42.18		$40.32	$38.21

Total return	4.61	%‡	9.20%	(1.65	)%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$90,033		$98,293	$41,551
Ratio of expenses to average net assets:
Before fee waivers	1.47	%†	1.47%	1.53	%†
After fee waivers	1.34	%†	1.34%	1.34	%†
Ratio of net investment loss to average net assets:
Before fee waivers	(0.25	)%†	(0.25)%	(0.27	)%†
After fee waivers	(0.12	)%†	(0.12)%	(0.08	)%†
Portfolio turnover rate	9.78	%‡	30.58%	33.85	%‡**

*	Commencement of operations.
**	Portfolio turnover calculated for the year ended September 30, 2015.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class

	Six Months					December 31,
	Ended					2012*
	March 31,					to
	2017		Year Ended September 30,			September 30,
	(Unaudited)		2016	2015	2014	2013
Net asset value,
beginning of period	$30.60		$29.60	$30.46	$27.16	$24.00

Income from investment operations:
Net investment income	0.13		0.14 ^	0.08 ^	0.14	0.13	^
Net realized and unrealized
gain on investments
and foreign currency	0.84		2.08	0.34	3.60	3.03
Total from investment operations	0.97		2.22	0.42	3.74	3.16
Less distributions:
From net investment income	(0.20)		(0.07)	(0.10)	(0.14)	—
From net realized
gain on investments	(0.22)		(1.15)	(1.18)	(0.30)	—
Total distributions	(0.42)		(1.22)	(1.28)	(0.44)	—
Paid-in capital from
redemption fees	—		0.00 ^#	0.00 ^#	—	0.00	^#
Net asset value, end of period	$31.15		$30.60	$29.60	$30.46	$27.16

Total return	3.23	%‡	7.68%‡	1.38%	13.93%	13.17	%‡

Ratios/supplemental data:
Net assets, end of
period (thousands)	$57,418		$53,485	$47,064	$37,935	$17,693
Ratio of expenses
to average net assets:
Before fee waivers	1.48	%†	1.47%	1.45%	1.69%	2.10	%†
After fee waivers	1.03	%†	1.08%	1.20%	1.20%	1.20	%†
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers	0.39	%†	0.08%	0.00%	0.13%	(0.22	)%†
After fee waivers	0.84	%†	0.47%	0.25%	0.62%	0.68	%†
Portfolio turnover rate	15.17	%‡	34.43%	39.09%	36.18%	23.01	%‡

*	Commencement of operations.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Retail Class

	Six Months Ended
	March 31,		January 21, 2016*
	2017		to
	(Unaudited)		September 30, 2016
Net asset value, beginning of period	$30.54		$27.68

Income from investment operations:
Net investment income	0.09		0.05	^
Net realized and unrealized gain
on investments and foreign currency	0.84		2.81
Total from investment operations	0.93		2.86

Less distributions:
From net investment income	(0.17)		—
From net realized gain on investments	(0.22)		—
Total distributions	(0.39)		—
Paid-in capital from redemption fees	—		—
Net asset value, end of period	$31.08		$30.54

Total return	3.09	%‡	10.33	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$8,111		$6,990
Ratio of expenses to average net assets:
Before fee waivers	1.75	%†	1.75	%†
After fee waivers	1.30	%†	1.30	%†
Ratio of net investment income/(loss) to average net assets:
Before fee waivers	0.13	%†	(0.23	)%†
After fee waivers	0.58	%†	0.22	%†
Portfolio turnover rate	15.17	%‡	34.43	%‡**

*	Commencement of operations.
**	Portfolio turnover calculated for the period ended September 30, 2016.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Retail Class

	Six Months			October 14,
	Ended			2014*
	March 31,		Year Ended	to
	2017		September 30,	September 30,
	(Unaudited)		2016	2015
Net asset value, beginning of period	$26.89		$24.87	$24.00

Income from investment operations:
Net investment income	0.07		0.16	0.19
Net realized and unrealized gain
on investments and foreign currency	1.45		3.06	0.71
Total from investment operations	1.52		3.22	0.90

Less distributions:
From net investment income	(0.14)		(0.20)	(0.03)
From net realized gain on investments	(0.20)		(1.00)	—
Total distributions	(0.34)		(1.20)	(0.03)
Net asset value, end of period	$28.07		$26.89	$24.87

Total return	5.74	%‡	13.21%	3.75	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$27,299		$27,444	$18,348
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.96	%†	1.97%	2.36	%†
After fee waivers and expense reimbursement	0.63	%†	0.55%	0.50	%†
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and expense reimbursement	(0.84	)%†	(0.74)%	(1.01	)%†
After fee waivers and expense reimbursement	0.49	%†	0.68%	0.85	%†
Portfolio turnover rate	41.97	%‡	52.75%	60.44	%‡**

*	Commencement of operations.
**	Portfolio turnover calculated for the period ended September 30, 2015.
†	Annualized.
‡	Not annualized.

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Retail Class

	Six Months Ended
	March 31,		December 31, 2015*
	2017		to
	(Unaudited)		September 30, 2016
Net asset value, beginning of period	$24.52		$24.00

Income from investment operations:
Net investment loss	(0.12)		(0.21	)^
Net realized and unrealized gain/(loss) on investments,
securities sold short and foreign currency	(0.15)		0.73
Total from investment operations	(0.27)		0.52

Less distributions:
From net realized gain on investments	(0.10)		—
Total distributions	(0.10)		—
Net asset value, end of period	$24.15		$24.52

Total return	-1.09	%‡	2.17	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$26,186		$25,021
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	3.33	%†	3.98	%†
After fee waivers and expense reimbursement	2.31	%†	2.53	%†
Ratio of net investment loss to average net assets:
Before fee waivers and expense reimbursement	(2.05	)%†	(2.62	)%†
After fee waivers and expense reimbursement	(1.03	)%†	(1.17	)%†
Portfolio turnover rate	16.00	%‡	25.13	%‡

*	Commencement of operations.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited)

NOTE 1 –	ORGANIZATION

The Scharf Fund, the Scharf Balanced Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund (each a “Fund” and collectively, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Scharf Fund and the Scharf Balanced Opportunity Fund are diversified and the Scharf Global Opportunity Fund and the Scharf Alpha Opportunity Fund are non-diversified. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The investment objective of the Scharf Fund and the Scharf Global Opportunity Fund is to seek long-term capital appreciation. The investment objective of the Scharf Balanced Opportunity Fund is to seek long-term capital appreciation and income. The investment objective of the Scharf Alpha Opportunity Fund is to seek long-term capital appreciation and to provide returns above inflation while exposing investors to less volatility than typical equity investments. The Scharf Fund Institutional Class and Retail Class commenced operations on December 30, 2011 and January 28, 2015, respectively. The Scharf Balanced Opportunity Fund Institutional Class and Retail Class commenced operations on December 31, 2012 and January 21, 2016, respectively.

The Scharf Global Opportunity Fund commenced operations on October 14, 2014. The initial purchase into the Fund included a transfer in-kind of securities and cash. The transfer in-kind was nontaxable. The Fund issued 419,054 shares on October 14, 2014. The fair value and cost of securities received by the Fund was $7,814,245 and $6,536,468, respectively. In addition, the Fund received $2,243,043 of cash. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Scharf Alpha Opportunity Fund commenced operations on December 31, 2015. The initial purchase into the Fund included a transfer in-kind of securities and cash. The transfer in-kind was nontaxable. The Fund issued 184,713 shares on December 31, 2015. The fair value and cost of securities received by the Fund was $3,729,932 and $3,291,912, respectively. In addition, the Fund received $703,175 of cash. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

NOTE 2 –	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the tax positions of the Scharf Fund and the Scharf Balanced Opportunity Fund and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2014-2016, or expected to be taken in the Funds’ 2017 tax returns. Management has analyzed the Scharf Global Opportunity Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2015-2016, or expected to be taken in the Fund’s 2017 tax returns. Management has analyzed the Scharf Alpha Opportunity Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year 2016, or expected to be taken in the Fund’s 2017 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specified cost.  Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country’s tax rules and rates.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Scharf Fund charges a 2.00% redemption fee to shareholders who redeem shares held for 60 days or less. The Scharf Balanced Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund each charge a 2.00% redemption fee to shareholders who redeem shares held for 15 days or less. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.  During the six months ended March 31, 2017, the Scharf Fund and the Scharf Global Opportunity Fund retained $4,511 and $92, respectively, in redemption fees.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

G.
Foreign Securities: The Funds may invest in securities of foreign companies. Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry. Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less government regulation of broker-dealers and issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

H.
Leverage and Short Sales: The Scharf Alpha Opportunity Fund may use leverage in connection with its investment activities and may affect short sales of securities. Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

managed assets available for trading purposes. In lieu of maintaining cash or high-grade securities in a segregated account to cover the Fund’s short sale obligations, the Fund may earmark cash or high-grade securities on the Fund’s records or hold offsetting positions.

I.
Derivatives: The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

The Funds may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Funds’ investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of each Fund’s overall strategy in a manner deemed appropriate to the Adviser and consistent with each Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent they do not hold the security, will maintain liquid assets consisting of cash, short-term securities, or equity or debt securities equal to the market value of the security underlying the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

The Scharf Fund, the Scharf Balanced Opportunity Fund and the Scharf Global Opportunity Fund did not invest in derivative instruments during the six months ended March 31, 2017. The purchased option held on September 30, 2016 in the Scharf Alpha Opportunity Fund expired in November 2016.

Scharf Alpha Opportunity Fund

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2017 is as follows:

Derivative Type	Location of Loss on Derivatives Recognized in Income	Value
Equity Contracts	Realized loss on purchased options	$(23,424)
Equity Contracts	Change in unrealized appreciation on purchased options	$5,833

J.
New Accounting Pronouncement: In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

K.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of March 31, 2017, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 –	SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Funds’ investments are carried at fair value. Equity securities, including common stocks, preferred stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Fixed Income Securities: Debt securities, such as corporate bonds, asset-backed securities, municipal bonds, and U.S. Government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities will generally be classified in level 2 of the fair value hierarchy.

Options: Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded. Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of March 31, 2017:

Scharf Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$103,449,587	$—	$—	$103,449,587
Consumer Staples	39,977,932	—	—	39,977,932
Energy	16,002,378	—	—	16,002,378
Finance and Insurance	90,426,586	—	—	90,426,586
Healthcare	65,069,218	—	—	65,069,218
Industrial	12,313,280	—	—	12,313,280
Information Technology	142,943,776	—	—	142,943,776
Materials	13,100,875	—	—	13,100,875
Total Common Stocks	483,283,632	—	—	483,283,632
Preferred Stocks
Computer and Electronic
Product Manufacturing	12,155,450	—	—	12,155,450
Total Preferred Stocks	12,155,450	—	—	12,155,450
Short-Term Investments	88,212,020	—	—	88,212,020
Total Investments in Securities	$583,651,102	$—	$—	$583,651,102

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

Scharf Balanced Opportunity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$8,399,844	$—	$—	$8,399,844
Consumer Staples	3,260,007	—	—	3,260,007
Energy	1,119,173	—	—	1,119,173
Finance and Insurance	6,966,230	—	—	6,966,230
Healthcare	5,483,049	—	—	5,483,049
Industrial	1,000,672	—	—	1,000,672
Information Technology	10,951,259	—	—	10,951,259
Materials	1,059,299	—	—	1,059,299
Total Common Stocks	38,239,533	—	—	38,239,533
Preferred Stocks
Closed-End Funds	2,149,711	—	—	2,149,711
Computer and Electronic
Product Manufacturing	1,404,757	—	—	1,404,757
Total Preferred Stocks	3,554,468	—	—	3,554,468
Fixed Income
Convertible Bonds	—	654,875	—	654,875
Corporate Bonds	—	3,726,956	—	3,726,956
Municipal Bonds	—	1,947,685	—	1,947,685
Total Fixed Income	—	6,329,516	—	6,329,516
Short-Term Investments	17,109,102	—	—	17,109,102
Total Investments in Securities	$58,903,103	$6,329,516	$—	$65,232,619

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

Scharf Global Opportunity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$3,637,943	$—	$—	$3,637,943
Consumer Staples	3,612,311	—	—	3,612,311
Energy	215,947	—	—	215,947
Finance and Insurance	2,996,860	—	—	2,996,860
Healthcare	4,865,899	—	—	4,865,899
Industrial	986,240	—	—	986,240
Information Technology	5,612,838	—	—	5,612,838
Materials	882,180	—	—	882,180
Telecommunications	660,699	—	—	660,699
Utilities	174,002	—	—	174,002
Total Common Stocks	23,644,919	—	—	23,644,919
Preferred Stocks
Computer and Electronic
Product Manufacturing	1,406,437	—	—	1,406,437
Total Preferred Stocks	1,406,437	—	—	1,406,437
Warrants	463,738	—	—	463,738
Short-Term Investments	2,202,343	—	—	2,202,343
Total Investments in Securities	$27,717,437	$—	$—	$27,717,437

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

Scharf Alpha Opportunity Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Consumer Discretionary	$4,823,508	$—	$—	$4,823,508
Consumer Staples	1,867,032	—	—	1,867,032
Energy	719,614	—	—	719,614
Finance and Insurance	4,321,216	—	—	4,321,216
Healthcare	3,594,238	—	—	3,594,238
Industrial	992,877	—	—	992,877
Information Technology	7,278,395	—	—	7,278,395
Materials	871,634	—	—	871,634
Total Common Stocks	24,468,514	—	—	24,468,514
Short-Term Investments	1,505,937	—	—	1,505,937
Total Investments in Securities	$25,974,451	$—	$—	$25,974,451
Liabilities:
Securities Sold Short
Exchange-Traded Funds	$14,820,502	$—	$—	$14,820,502
Total Securities Sold Short	$14,820,502	$—	$—	$14,820,502

Refer to the Funds’ schedule of investments for a detailed break-out of securities by industry classification. Transfers between levels are recognized at March 31, 2017, the end of the reporting period. The Funds recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Funds during the six months ended March 31, 2017.

NOTE 4 –	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Scharf Investments, LLC (the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Funds.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by each Fund.  As compensation for its services, the Adviser is entitled to a fee, computed daily and payable monthly.  The Funds pay fees calculated at an annual rate of 0.99% based upon the average daily net assets of each Fund.  For the six months ended  March 31, 2017, the Funds incurred the following in advisory fees.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

Advisory Fees
Scharf Fund	$2,890,300
Scharf Balanced Opportunity Fund	310,119
Scharf Global Opportunity Fund	135,984
Scharf Alpha Opportunity Fund	126,917

The Funds are responsible for their own operating expenses. The Adviser has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses (excluding acquired fund fees and expenses, interest expense, dividends on securities sold short, taxes and extraordinary expenses) to the extent necessary to limit the Fund’s aggregate annual operating expenses as follows:

	Institutional Class	Retail Class
Scharf Fund	1.09%	1.34%
Scharf Balanced Opportunity Fund	1.05%	1.30%
Scharf Global Opportunity Fund	—	0.65%
Scharf Alpha Opportunity Fund	—	1.00%

 Percent of average daily net assets of the Funds.

Any such reduction made by the Adviser in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the six months ended March 31, 2017, the Adviser reduced its fees in the amount of $388,839, $142,195, $180,982, and $129,934, for the Scharf Fund, the Scharf Balanced Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund, respectively.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

The expense limitation for all Funds will remain in effect through at least January 27, 2018.  The Expense Cap may be terminated only by the Board of Trustees (the “Board”) of the Trust.  Cumulative expenses subject to recapture expire as follows:

		Scharf Balanced		Scharf Global		Scharf Alpha
		Opportunity		Opportunity		Opportunity
Scharf Fund		Fund		Fund		Fund
Year	Amount	Year	Amount	Year	Amount	Year	Amount
2017	$62,615	2017	$127,045
2018	397,364	2018	116,422	2018	$282,681
2019	742,298	2019	214,058	2019	331,358	2019	$152,260
2020	388,839	2020	142,195	2020	180,982	2020	129,934
	$1,591,116		$599,720		$795,021		$282,194

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

For the six months ended March 31, 2017, the Funds incurred the following expenses for administration and fund accounting, custody, transfer agency, and Chief Compliance Officer fees:

		Scharf	Scharf	Scharf
		Balanced	Global	Alpha
	Scharf	Opportunity	Opportunity	Opportunity
	Fund	Fund	Fund	Fund
Administration and
Fund Accounting	$219,847	$51,693	$27,570	$26,471
Custody	43,649	13,770	13,527	11,606
Transfer Agency (a)	19,186	10,743	5,965	5,904
Chief Compliance Officer	4,489	4,489	4,489	4,489

(a)	Does not include out-of-pocket expenses.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

At March 31, 2017, the Funds had payables due to USBFS for administration and fund accounting, U.S. Bank, N.A. for custody fees, transfer agency, and Chief Compliance Officer fees in the following amounts:

		Scharf	Scharf	Scharf
		Balanced	Global	Alpha
	Scharf	Opportunity	Opportunity	Opportunity
	Fund	Fund	Fund	Fund
Administration and
Fund Accounting	$107,991	$27,558	$14,980	$14,316
Custody	16,026	4,936	3,927	2,168
Transfer Agency (a)	9,947	5,507	3,117	2,761
Chief Compliance Officer	2,237	2,236	2,237	2,237

(a)	Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are employees of the Administrator. The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

NOTE 5 –	12B-1 DISTRIBUTION FEES

The Retail Class of each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits each class to pay for distribution and related expenses up to an annual rate of 0.25% of its average daily net assets.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the six months ended March 31, 2017, the Funds paid the Distributor the following in 12b-1 fees:

12b-1 Fees
Scharf Fund – Retail Class	$112,725
Scharf Balanced Opportunity Fund – Retail Class	10,268
Scharf Global Opportunity Fund	34,339
Scharf Alpha Opportunity Fund	32,050

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

NOTE 6 –	SHAREHOLDER SERVICING FEE

The Funds have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Adviser, under which the Funds may pay servicing fees at an annual rate of 0.10% of the average daily net assets of each Fund.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the six months ended March 31, 2017, the Funds incurred the following shareholder servicing fees under the agreement:

Shareholder
Servicing Fees
Scharf Fund
Institutional Class	$188,256
Retail Class	42,885
Scharf Balanced Opportunity Fund
Institutional Class	22,437
Retail Class	4,110
Scharf Global Opportunity Fund	11,381
Scharf Alpha Opportunity Fund	11,541

NOTE 7 –	LINES OF CREDIT

The Scharf Fund, Scharf Balanced Opportunity Fund, Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund had lines of credit in the amount of $20,000,000, $5,000,000, $2,000,000, and $1,500,000, respectively. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A. During the six months ended March 31, 2017, the Funds did not draw upon their lines of credit.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

NOTE 8 –	PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2017, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Scharf Fund	$49,566,938	$92,256,561
Scharf Balanced Opportunity Fund	8,132,411	7,053,398
Scharf Global Opportunity Fund	10,783,095	11,527,300
Scharf Alpha Opportunity Fund	3,875,112	4,057,122

There were no purchases and sales of U.S. Government securities during the six months ended March 31, 2017.

NOTE 9 –	INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2016, the Funds’ most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Scharf
		Balanced
	Scharf	Opportunity
	Fund	Fund
Cost of investments (a)	$557,655,735	$55,154,368
Gross unrealized appreciation	60,837,371	6,229,791
Gross unrealized depreciation	(12,444,390)	(891,043)
Net unrealized appreciation	48,392,981	5,338,748
Net unrealized depreciation on foreign currency	(2,121)	(364)
Undistributed ordinary income	657,198	226,726
Undistributed long-term capital gains	—	399,023
Total distributable earnings	657,198	625,749
Other accumulated gains/(losses)	(1,037,488)	—
Total accumulated earnings/(losses)	$48,010,570	$5,964,133

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

	Scharf	Scharf
	Global	Alpha
	Opportunity	Opportunity
	Fund	Fund
Cost of investments (a)	$24,913,511	$23,736,950
Gross unrealized appreciation	4,261,419	1,929,927
Gross unrealized depreciation	(1,561,283)	(602,909)
Net unrealized appreciation	2,700,136	1,327,018
Net unrealized appreciation on foreign currency	30	4
Net unrealized depreciation on short sales	—	(710,414)
Undistributed ordinary income	107,634	28,869
Undistributed long-term capital gains	196,736	77,426
Total distributable earnings	304,370	106,295
Other accumulated gains/(losses)	—	—
Total accumulated earnings/(losses)	$3,004,536	$722,903

(a)
The difference between book-basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, tax adjustments related to partnerships and a transfer in-kind.

At September 30, 2016, the Scharf Fund deferred, on a tax basis, post-October losses and late year losses of $1,037,488.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.  Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses.  As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The tax character of distributions paid during the six months ended March 31, 2017 and the year ended September 30, 2016 was as follows:

			Scharf Balanced
	Scharf Fund		Opportunity Fund
	March 31,	September 30,	March 31,	September 30,
	2017	2016	2017	2016
Ordinary Income	$836,345	$482,536	$413,712	$119,730
Long-Term
Capital Gains	—	16,014,049	444,362	1,863,122

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

	Scharf Global		Scharf Alpha
	Opportunity Fund		Opportunity Fund
	March 31,	September 30,	March 31,	September 30,
	2017	2016	2017	2016
Ordinary Income	$145,384	$165,449	$28,875	$—
Long-Term
Capital Gains	204,780	804,473	77,430	—

The Scharf Balanced Opportunity Fund, Scharf Global Opportunity Fund and the Scharf Alpha Opportunity Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2016.

NOTE 10 –	REPORT OF THE TRUST’S SPECIAL SHAREHOLDER MEETING

A Special Meeting of Shareholders (the “Meeting”) took place on March 3, 2017, to elect one new Trustee to the Board and to ratify the prior appointment of two current Trustees of the Board.

All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies.  As of the applicable record date, the Trust had 315,776,916 shares outstanding.  The results of the voting for each proposal were as follows:

Proposal No. 1.	Election of One New Trustee

Nominee	For Votes	Votes Withheld
David G. Mertens	206,896,354	1,556,814

Proposal No. 2.	Ratification of the Prior Appointment of Two Current Trustees of the Board

Current Trustee	For Votes	Votes Withheld
Gail S. Duree	205,321,820	3,131,348
Raymond B. Woolson	206,321,270	2,131,897

Effective March 3, 2017, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	George T. Wofford, Independent Trustee
George J. Rebhan, Independent Trustee	Raymond B. Woolson, Independent Trustee

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

Effective March 13, 2017, following Mr. Wofford’s resignation, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	Raymond B. Woolson, Independent Trustee
George J. Rebhan, Independent Trustee

NOTE 11 –	PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

•
Non-Diversification Risk (Scharf Global Opportunity Fund and Scharf Alpha Opportunity Fund).  To the extent that the Funds invest their assets in fewer securities, the Funds are subject to a greater risk of loss if any of those securities become permanently impaired than a fund that invests more widely.

•
Foreign and Emerging Market Securities Risk.  The risks of investing in the securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.  These risks are greater in emerging markets.

•
Investment Style Risk.  The Adviser follows an investing style that favors relatively low valuations.  At times when this style is out of favor, the Funds may underperform funds that use different investing styles.

•
Small- and Medium-Sized Company Risk.  Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people.  The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Special Situations Risk.  There is a risk that the special situation (i.e., spin-off, liquidation, merger, etc.) might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Funds.  In addition, investments in special situation companies may be illiquid and difficult to value, which will require a Fund to employ fair value procedures to value its holdings in such investments.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

•
Short Sales Risk (Scharf Alpha Opportunity Fund).  A short sale is the sale by the Alpha Opportunity Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.

•
Leverage Risk (Scharf Alpha Opportunity Fund).  Leverage is investment exposure which exceeds the initial amount invested.  Leverage can cause the portfolio to lose more than the principal amount invested.  Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

SCHARF FUNDS

NOTICE TO SHAREHOLDERS at March 31, 2017 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-572-4273 (1-866-5SCHARF) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2016

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-572-4273 (1-866-5SCHARF). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Funds’ Form N-Q is also available by calling 1-866-572-4273 (1-866-5SCHARF).

SCHARF FUNDS

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses,  annual and semi-annual reports, proxy statement and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-572-4273 (1-866-5SCHARF) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

SCHARF FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Scharf Fund
Scharf Balanced Opportunity Fund
Scharf Global Opportunity Fund

The following investment advisory agreement approval language pertains only to the Scharf Fund, the Scharf Balanced Opportunity Fund and the Scharf Global Opportunity Fund.  For the investment advisory agreement approval language that pertains to the Alpha Opportunity Fund, please refer to the Funds’ semi-annual report dated March 31, 2016.

At a meeting held on December 7-8, 2016, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Scharf Investments, LLC (the “Adviser”) for another annual term for the Scharf Fund, Scharf Balanced Opportunity Fund (the “Balanced Opportunity Fund”), and Scharf Global Opportunity Fund (the “Global Opportunity Fund”) (collectively, the “Funds”).  At this meeting, and at a prior meeting held on October 11-12, 2016, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio manager, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer, the Adviser’s compliance record, and the Adviser’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser to discuss each Fund’s performance and investment outlook as well as

SCHARF FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods, and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Fund as of June 30, 2016 on both an absolute basis and in comparison to its peer funds utilizing Lipper and Morningstar classifications and appropriate securities benchmarks.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  The Board noted that the Global Opportunity Fund was newer, with less than three years of performance. When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objectives and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.  In considering each Fund’s performance, the Trustees placed greater emphasis on performance against peers as opposed to the unmanaged benchmark indices.

Scharf Fund: The Board noted that the Scharf Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median for all relevant periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median for all relevant periods.

The Board also considered any differences in performance between the Adviser’s similarly managed accounts and the performance of the Fund.  The Board also reviewed the performance of the Fund against broad-based securities market benchmarks.

Balanced Opportunity Fund: The Board noted that the Balanced Opportunity Fund’s performance, with regard to its Lipper comparative universe, was above its peer group for all relevant periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median for all relevant periods.

SCHARF FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

The Board also considered any differences in performance between the Adviser’s similarly managed accounts and the performance of the Fund. The Board also reviewed the performance of the Fund against broad-based securities market benchmarks.

Global Opportunity Fund: The Board noted that the Global Opportunity Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median for the one-year and since inception periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median for the one-year and since inception periods.

The Board noted that the Adviser stated it does not manage any other accounts similarly to the Fund. The Board also reviewed the performance of the Fund against broad-based securities market benchmarks.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and the Adviser’s similarly managed separate accounts for other types of clients, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board found that the fees charged to the Funds were generally lower than the fees charged by the Adviser to its similarly managed separate account clients at lower asset levels and higher at higher asset levels.

Scharf Fund: The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 1.34% for Retail Class shares and 1.09% for Institutional Class shares (respectively, the “Expense Caps”).  The Board noted that the Fund’s total expense ratio after waiver was above the peer group median and average for the Retail Class and for the Institutional Class. Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Retail Class shares  and for the Institutional Class shares was above the peer group median and average. The Board also noted that the contractual advisory fee was significantly above its peer group median and average, and significantly above its peer group median and average when the Fund’s peer group was adjusted to include only funds with similar asset sizes.

SCHARF FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

The Board also considered that after advisory fee waivers and the reimbursement of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by the Adviser from the Fund during the most recent fiscal period were above the peer group median and average.  The Board considered that the management fee charged to the Fund was generally lower than the fees charged by the Adviser to its separately managed account clients at lower asset levels and higher at higher asset levels.

Balanced Opportunity Fund: The Board noted that the Adviser had contractually agreed to maintain annual expense ratios for the Fund of 1.30% for Retail Class shares and 1.05% for Institutional Class shares (respectively, the “Expense Caps”).  The Board noted that Fund’s total expense ratio after waiver was above the peer group median and average for the Retail Class and below the peer group median and average for the Institutional Class. Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratios for the Retail Class shares was above the peer group median and average, and the Institutional Class shares were below the peer group median and average.  Additionally, the Board noted that the contractual advisory fee was significantly above its peer group median and average, and that the contractual advisory fee was above its peer group median and average when the Fund’s peer group was adjusted to include only funds with similar asset sizes.  The Board also considered that after advisory fee waivers and the reimbursement of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by the Adviser from the Fund during the most recent fiscal period were above the peer group median and average.  The Board considered that the management fee charged to the Fund was generally lower than the fees charged by the Adviser to its separately managed account clients at lower asset levels and higher at higher asset levels.

Global Opportunity Fund: The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 0.65% for Retail Class shares until January 27, 2017 and of 1.50% thereafter (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio after waiver was below the peer group median and average for the Retail Class.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Retail Class shares was below the peer group median and average.  The Board also noted that the Fund’s contractual advisory fee was above the peer group median and average, and above the peer group median and average when the Fund’s peer group was adjusted to include only funds

SCHARF FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

with similar asset sizes.  The Board also considered that after advisory fee waivers and the reimbursement of Fund expenses necessary to maintain the Expense Cap, the Adviser received no advisory fees from the Fund during the most recent fiscal period.  The Board also considered that the Adviser does not manage any other accounts similarly to that of the Fund.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Funds and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  In this regard, the Board noted that the Adviser contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds, such as benefits received in the form of Rule 12b-1 fees received from the Funds.  The Board also considered that the Funds utilize “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional benefits derived by the Adviser from its relationship with the Funds.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Scharf Fund, Balanced Opportunity Fund and Global Opportunity Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Funds would be in the best interests of the Funds and their shareholders.

SCHARF FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser
Scharf Investments, LLC
5619 Scotts Valley Drive, Suite 140
Scotts Valley, CA 95066

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(866) 572-4273

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (866)-5SCHARF.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
              Douglas G. Hess, President

Date  6/7/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date  6/7/17

By (Signature and Title)*  /s/ Cheryl L. King
  Cheryl L. King, Treasurer

Date  6/7/17

* Print the name and title of each signing officer under his or her signature